                                                                    EXHIBIT 10.7



                                LEASE GUARANTEE

     GUARANTEE, dated as of July 28, 2000 (this "Guarantee"), from CITADEL HOLDING CORPORATION, a Nevada corporation (the "Guarantor"), in favor of SUTTON HILL CAPITAL, L.L.C., a New York limited liability company (the "Lessor"), and its successors and assigns.

     WHEREAS, the Guarantor wishes to induce the Lessor to enter into a certain Lease (as defined below) with an Affiliate (as defined below) of the Guarantor; and

     WHEREAS, the Lessor is unwilling to enter into the Lease unless the Guarantor enters into this Guarantee;

     NOW, THEREFORE, in order to induce the Lessor to enter into the Lease, the Guarantor hereby agrees as follows:

                                   SECTION 1

                                 DEFINED TERMS

                             RULES OF CONSTRUCTION

     1.1  Definitions.  As used in this Guarantee, capitalized terms defined in
          -----------
the preamble, Preliminary Statements and other Sections of this Guarantee shall have the meanings set forth therein, terms defined in Exhibit A shall have the meanings set forth therein, and capitalized terms used herein or in Exhibit A but not otherwise defined herein or in Exhibit A shall, except as otherwise provided in the Lease, have the meanings set forth in the Lease.

     1.2  Accounting Terms.  All accounting terms not specifically defined
          ----------------
herein shall be construed in accordance with generally accepted accounting principles.

     1.3  Use of Certain Terms.  Unless the context of this Guarantee requires
          --------------------
otherwise, the plural includes the singular, the singular includes the plural, and "including" has the inclusive meaning of "including without limitation."
The words "hereof," "herein," "hereby," "hereunder," and other similar terms of this Guarantee refer to this Guarantee as a whole and not exclusively to any particular provision of this Guarantee. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

     1.4  Headings and References.  Section and other headings are for reference
          -----------------------
only, and shall not affect the interpretation or meaning of any provision of this Guarantee. Unless otherwise provided, references to Articles, Sections, Schedules, and Exhibits shall be deemed references to Articles, Sections, Schedules, and Exhibits of this Guarantee. References to this Guarantee and any other Operative Document include this Guarantee and the other Operative

Documents as the same may be modified, amended, restated or supplemented from time to time pursuant to the provisions hereof or thereof. A reference to any Law shall mean that Law as it may be amended, modified or supplemented from time to time, and any successor Law. A reference to a Person includes the successors and assigns of such Person, but such reference shall not increase, decrease or otherwise modify in any way the provisions in this Guarantee governing the assignment of rights and obligations under or the binding effect of any provision of this Guarantee.

                                   SECTION 2

                                   GUARANTEE

     2.1  Guarantee.  Subject to the terms and conditions in this Guarantee, the
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Guarantor absolutely, unconditionally and irrevocably guarantees to the Lessor
and each Assignee that     (i) all Payment Obligations will be promptly paid in
full as and when due in accordance with the terms thereof, whether at the stated due date, by acceleration or otherwise, and (ii) the Lessee will duly and punctually perform, comply with, and observe all Covenant Obligations as and when required in accordance with the terms thereof, in each case, without regard to whether such Obligation is direct or indirect, absolute or contingent, now or hereafter existing or owing, voluntary or involuntary, created or arising by contract, operation of Law or otherwise, all to the same extent, except as otherwise specifically provided herein, as if the Guarantor were the lessee under the Lease; provided, however, that the foregoing limitation imposing on the Guarantor obligations hereunder as if it were the lessee under the Lease (except as herein set forth) shall not limit obligations of the Guarantor hereunder to the extent the limitations (including termination, disavowal, rejection or reduction) of any such obligation of the Lessee results from an Insolvency or Liquidation Proceeding, and in such event the Guarantor shall be liable in respect of obligations of the Lessee pursuant to the Lease as if no such Insolvency or Liquidation Proceeding had been initiated.

     If an event permitting the exercise of remedies under the Lease shall at any time have occurred and be continuing and such exercise, or any consequences thereof provided in the Lease, shall at such time be prevented by reason of the pendency of any Insolvency or Liquidation Proceeding, the Guarantor agrees that, solely for purposes of this Guarantee and its obligations hereunder, the Obligations and all other amounts payable under the Lease shall be deemed to have been declared in default, with all attendant consequences as provided in the Lease, as if such declaration of default and the consequences thereof had been accomplished in accordance with the terms of the Lease, and the Guarantor shall forthwith pay any amounts guaranteed hereunder, without further notice or demand.

     2.2  Guarantee Absolute.  This Guarantee is an absolute, unlimited and
          ------------------
continuing guaranty of performance and payment (and not of collection) of the Obligations. This Guarantee is in no way conditioned upon any attempt to collect from the Lessee or upon any other event or contingency, and shall be binding upon and enforceable against the Guarantor without regard to the validity or enforceability of any Operative Document, or of any term thereof or obligation thereunder.

     The obligations of the Guarantor set forth herein constitute full recourse obligations of the Guarantor enforceable against it to the full extent of all its assets and properties, notwithstanding any provision in the Lease limiting the ability of any Person to look for payment or performance with respect thereto. Without limiting the foregoing, it is agreed and understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Lessee shall be in default with respect to the Obligations under the terms of the Lease and that, notwithstanding the recovery hereunder for or in respect of any given default with respect to the Obligations by the Lessee under the Lease, this Guarantee shall remain in full force and effect and shall apply to each and every subsequent default with respect to the Obligations; but the foregoing shall not limit rights and remedies under the Lease or the Obligations hereunder.

     2.3  Reinstatement.  In case any Operative Document or obligation
          -------------
thereunder shall be terminated as a result of the rejection thereof by any trustee, receiver or liquidating agent of the Lessee or any of its properties in any Insolvency or Liquidation Proceeding, the Guarantor's obligations hereunder shall continue to the same extent as if such agreement had not been so rejected. The Guarantor agrees that this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment to the Lessor of the Obligations or any part thereof is rescinded or must otherwise be returned by the Lessor upon the Insolvency or Liquidation Proceeding, as though such payment to the Lessor had not been made.

     2.4  Enforcement.  The Guarantor shall pay all costs, expenses and damages
          -----------
incurred (including reasonable attorneys' fees and disbursements) in connection with the enforcement of the Obligations to the extent that such costs, expenses and damages are not paid by the Lessee, and in connection with the enforcement of the obligations of the Guarantor under this Guarantee.

     2.5  Guarantee Not Subject to Setoff, etc.  The obligations of the
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Guarantor hereunder shall be subject to the same counterclaims, setoffs, deductions and defenses as would be available to the Guarantor if the Guarantor were the lessee under the Lease. The obligations of the Guarantor hereunder shall not be subject to any counterclaims, setoffs, deductions or defenses (other than payment, performance or affirmative discharge, release or termination of this Guarantee by the Lessor and each Assignee whose interest is then effective in writing) that the Guarantor may have against the Lessee or, except as stated in the preceding sentence, any other Person, and shall remain in full force and effect without regard to, and shall not be released, discharged, reduced or in any way affected by any circumstance or condition (whether or not the Guarantor shall have any knowledge or notice thereof) whatsoever which might constitute a legal or equitable discharge or defense (except as provided in Section 4.2(b)) including (a) the amending, modifying, supplementing or terminating (by operation of law or otherwise), expressly or impliedly, of any Operative Document, or any other instrument applicable to the Lessee or to its Obligations, or any part thereof;
(b) any failure on the part of the Lessee to perform or comply with any term of any Operative Document or any failure of any other Person (other than the Lessor and its Affiliates, to the extent such failure constitutes a defense to performance by the lessee under the Lease of its obligations thereunder) to perform or comply with any term of any Operative Document; (c) any waiver, consent, change, extension, indulgence or other action or any action or inaction under or in respect of any Operative Document or this Guarantee (except for any written waiver or modification of the provisions of this Guarantee signed by the parties hereto), whether or not the Lessor, the Lessee or the Guarantor has notice or knowledge of any of the foregoing; (d) any Insolvency or Liquidation Proceeding or any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Guarantor or its properties, or any action taken by any trustee or receiver or by any court in any such proceeding; (e) any furnishing or acceptance of additional or substitute security or any release (whether for valuable consideration or otherwise) of any security (and the Guarantor authorizes the Lessor to furnish, accept or release said security); (f) any limitation on the liability or Obligations of the Lessee under any Operative Document (except as expressly set forth therein) or any termination (by operation of law or otherwise), cancellation (by operation of law or otherwise), frustration or unenforceability, in whole or in part, of any Operative Document, or any term thereof or Obligation thereunder, except to the extent any such limitation, termination, cancellation, frustration or unenforceability arises in favor of the Lessee thereunder based on circumstances, conditions or events which would have limited, terminated, cancelled, frustrated or rendered unenforceable the obligations of the Guarantor if the Guarantor had been the lessee under the Lease; (g) any lien, charge or encumbrance on or affecting the Guarantor's or the Lessee's respective assets and properties; (h) any act, omission or breach on the part of the Lessor or any Assignee under any Operative Document, or any other agreement at any time existing between the Lessor and the Lessee or any other Law or other agreement applicable to the Lessor or any Obligation, except to the extent such act, omission or breach would have resulted in the limitation or termination of any liability of the Guarantor if the Guarantor had been the lessee under the Lease; (i) any claim as a result of any other dealings among the Lessor, any Assignee, the Guarantor or any of them, except to the extent such act, omission or breach would have resulted in the limitation or termination of any liability of the Guarantor if the Guarantor had been the lessee under the Lease; (j) the assignment or transfer of this Guarantee, any Operative Document (in accordance with and subject to the terms thereof) or any other agreement or instrument referred to in any Operative Document or applicable to the Lessee or the Obligations by the Lessor to any other Person;
(k) any change in the name of the Lessor, any Assignee, the Lessee or any other Person referred to herein; (l) any subleasing or further subleasing of the Property or Equipment or any part thereof, or any redelivery, repossession, sale, transfer or other disposition, surrender or destruction of the Property or Equipment or any part thereof; (m) the transfer, assignment, mortgaging or purported transfer, assignment or mortgaging of all or any part of the interest of the Lessor, its successors or assigns, or the Lessee in the Property or Equipment; (n) any failure of title with respect to the interest of the Lessee in the Property or Equipment so long as such failure does not result from a Landlord Act; (o) any defect in the compliance with specifications, condition, design, operation or fitness for use of, or any damage to or loss or destruction of, or any interruption or cessation in the use of the Property or Equipment or any portion thereof by the Lessee or any other Person (excluding the Lessor) except to the extent provided in the first sentence of this Section 2.5 for any reason whatsoever (including without limitation any governmental prohibition or restriction, condemnation, requisition, seizure or any other act on the part of any governmental or military authority, or any act of God or of the public enemy), and regardless of the duration thereof (even though such duration would otherwise constitute a frustration of the Lease), whether or not without fault on the part of the Lessee or any other Person; (p) any merger or consolidation of the Lessee or the Guarantor into or with any other Person or any sale, lease or transfer of any other assets of the Lessee or the Guarantor to any other Person, whether or not permitted pursuant to the terms of the Operative Documents; (q) the availability to the Lessor of claims against other parties with respect to the Obligations (whether or not such parties are then solvent) or the release of any or all of such claims (whether for valuable consideration or otherwise); or (r) any change in the ownership of any shares of capital stock of or other evidences of equity interests in the Guarantor or the Lessee (including any such change which results in an Affiliate of the Guarantor no longer owning capital stock of, or any such interests in, the Lessee), whether or not permitted pursuant to the terms of the Operative Documents; provided, however, that, notwithstanding the foregoing, this Guarantee shall not constitute a waiver or release by the Lessee or the Guarantor of any claim of the Lessee or the Guarantor which may be asserted against the Lessor or any other party in a separate action or proceeding, or if required by applicable Law as a compulsory counterclaim in such action.

     2.6  Waiver.  The Guarantor unconditionally waives: (a) notice of any of
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the matters referred to in Section 2.5 hereof; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights against the Guarantor hereunder, including notice of the acceptance of this Guarantee by the Lessor or any Assignee, or the creation, renewal, extension, modification or accrual of the Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest or nonpayment of any damages or other amounts payable under any Operative Document; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of any Operative Document, including diligence in collection or protection of or realization upon the Obligations or any part thereof or any collateral therefor; (d) any requirement of diligence; (e) any requirement to mitigate the damages resulting from a default under any Operative Document, except that this shall not relieve the Lessor of any such obligation if and to the extent required by the terms of the Operative Documents or required by Law;
(f) the occurrence of every other condition precedent to which the Guarantor or the Lessee may otherwise be entitled, except as provided in any Operative Document; and (g) the right to require the Lessor to proceed against the Lessee or any other Person liable on the Obligations, to proceed against or exhaust security held from the Lessee or any other Person, or to pursue any other remedy in the Lessor's power whatsoever, and the Guarantor waives the right to have the property of the Lessee first applied to the discharge of the Obligations.

     The Lessor may, at its election, exercise any right or remedy it might have against the Lessee or any security held by the Lessor, including the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of the Guarantor hereunder, except to the extent the Obligations have been indefeasibly paid or satisfied, and the Guarantor waives any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantor against the Lessee or any such security, whether resulting from such election by the Lessor or otherwise. Except to the extent provided in the first sentence of Section 2.5 hereof, the Guarantor waives any defense arising by reason of any disability or other defense of the Lessee (which may nevertheless be asserted in a separate action or proceeding against the Lessor or any other party), or by reason of the cessation of the liability, either in whole or in part, of the Lessee to the Lessor for the Obligations (other than as a result of payment, performance or affirmative discharge, release or termination of this Guarantee by the Lessor and each Assignee).

     The Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Lessee and of all other circumstances bearing upon the risk of nonpayment of the Obligations and agrees that neither the Lessor nor any Assignee shall have any duty to advise the Guarantor of information regarding any condition or circumstance or any change in such condition or circumstance. The Guarantor acknowledges that the Lessor has not made any representation to the Guarantor concerning the financial condition of the Lessee.

                                   SECTION 3

                         REPRESENTATIONS & WARRANTIES

     The Guarantor represents and warrants to the Lessor that the following statements are true and correct in all material respects:

     3.1  Corporate Existence; Compliance with Law.  The Guarantor (a) has been
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duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Nevada, and (b) has full power, authority and legal right to own and operate its properties and to conduct its business as presently conducted.

     3.2  Corporate Power; Authorization; Enforceable Obligations.  The
          ------------------------------------------- -----------
Guarantor has full power and authority to execute, deliver and perform its obligations under this Guarantee and has taken all necessary corporate action to authorize the execution, delivery and performance of this Guarantee. No consent of any other Person (including stockholders and creditors of the Guarantor), and no authorization of, notice to, or other act by or in respect of the Guarantor by or with any governmental authority, agency or instrumentality which has not been given or obtained is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee. This Guarantee has been duly executed and delivered by the Guarantor and constitutes a legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as the enforceability of this Guarantee may be limited by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

     3.3  No Legal Bar.  Neither the execution, delivery or performance by the
          ------------
Guarantor of this Guarantee will violate any provision of any existing Law applicable to the Guarantor or any order or decree applicable to the Guarantor of any court, arbitrator or governmental authority, or of the articles of incorporation or bylaws of the Guarantor or of any security issued by the Guarantor of any mortgage, indenture, lease, contract or other agreement or undertaking to which the Guarantor is a party or by which the Guarantor or any of its properties or assets is bound, or will result in the creation or imposition of any lien, charge, encumbrance or security interest on any of the properties or assets of the Guarantor pursuant to the provisions of any of the foregoing.

     3.4  Ownership of Lessee; Guarantor's Business.  All of the Lessee's common
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stock is owned beneficially and of record by the Guarantor or a Subsidiary.

                                   SECTION 4

                                 MISCELLANEOUS

     4.1  Payments.  Each payment by the Guarantor under this Guarantee shall be
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made in immediately available funds to or on the order of the Lessor, in each case without setoff or counterclaim except as permitted herein; provided that no such payment shall be deemed a waiver of any rights the Guarantor may have against the Lessor or the Lessee.

     4.2  Parties.  (a)  This Guarantee shall inure to the benefit of the Lessor
          -------
and each Assignee and its and their respective successors, assigns or transferees, and shall be binding upon the Guarantor and its successors and assigns. Except as provided in Section 4.2(b), the Guarantor may not delegate any of its duties under this Guarantee without the prior written consent of the Lessor. Upon notice to the Guarantor, the Lessor and its successors, assigns and transferees may assign its or their rights and benefits under this Guarantee to (i) any financial institutions providing financing to the Lessor in connection with the Property or Equipment or any trustee for such financial institutions, and (ii) any purchaser or transferee of all or a substantial portion of the rights and interests of the Lessor and its successors, assigns or transferees in and to the Property and Equipment.

     (b) If in connection with a Business Sale (i) either (A) the Lessee shall assign to any Person the Lessee's obligations under the Lease or (B) the Guarantor shall transfer the capital stock of the Lessee to any Person which is not an Affiliate of the Guarantor (whether by transfer of the stock of the Lessee or any Subsidiary of the Guarantor which owns such stock, by merger of the Lessee or any such Subsidiary of the Guarantor, or otherwise), and (ii) a Suitable Replacement (which may be the successor lessee or any Affiliate thereof) either assumes the Lessee's obligations under the Lease or executes and delivers to the Lessor a Lease Guarantee substantially similar to this Guarantee (subject to such modifications as may be reasonably acceptable to the Lessor), this Guarantee shall be terminated and the Guarantor shall have no further liability hereunder with respect to Obligations thereafter arising.

     4.3  Notices.  All notices, offers, acceptances, approvals, waivers,
          -------
requests, demands and other communications hereunder shall be in writing, shall be addressed as provided below and shall be considered as properly given (a) if delivered in person, (b) if sent by express courier service (including Federal Express, Emery, DHL, Airborne Express, and other similar express delivery services), (c) in the event overnight delivery services are not readily available, if mailed through the United States Postal Service, postage prepaid, registered or certified with return receipt requested, or (d) if sent by telecopy and confirmed; provided, that in the case of a notice by telecopy, the sender shall in addition confirm such notice by writing sent in the manner specified in clauses (a), (b) or (c) of this Section 4.3. All notices shall be effective upon receipt by the addressee; provided, however, that if any notice is tendered to an addressee and the delivery thereof is refused by such addressee, such notice shall be effective upon such tender. For the purposes of notice, the addresses of the parties shall be as set forth below; provided, however, that any party shall have the right to change its address for notice hereunder to any other location by giving written notice to the other party in the manner set forth herein. The initial addresses of the parties hereto are as follows:

          If to the Lessor:

               Sutton Hill Capital, L.L.C.
               120 North Robertson Blvd.
               Los Angeles, California  90048
               Attention:  Ira Levin

               Telecopier: (310) 855-8416

          If to the Guarantor:

               Citadel Holding Corporation
               550 South Hope Street
               Suite 1825
               Los Angeles, CA 90071
               Attention: President
               Telecopier: (213) 239-0548

     4.4  Remedies.  The Guarantor stipulates that the remedies at law in
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respect of any default or threatened default by the Guarantor in the performance of or compliance with any of the terms of this Guarantee are not and will not be adequate, and that any of such terms may be specifically enforced by a decree for specific performance or by an injunction against violation of any such terms or otherwise, in each case to the same extent as if the Guarantor were the lessee under the Lease subject to the proviso in Section 2.l hereof.

     4.5  Right to Deal with the Lessee.  At any time and from time to time,
          -----------------------------
without terminating, affecting or impairing the validity of this Guarantee or the obligations of the Guarantor hereunder, the Lessor or any Assignee may deal with the Lessee in the same manner and as fully and as if this Guarantee did not exist and shall be entitled, among other things, to grant the Lessee, without notice or demand and without affecting the Guarantor's liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of payment or any part thereof contained in or arising under any Operative Document, or to waive any Obligation of the Lessee to perform any act or acts as the Lessor or any Assignee may deem advisable.

     4.6  Subrogation.  The Guarantor will not exercise any rights which it may
          -----------
acquire by way of subrogation hereunder, by any payment made hereunder or otherwise, until all of the Obligations have been indefeasibly paid in full in cash and performed in full. If any amount shall be paid to the Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full in cash, such amount shall be held in trust for the benefit of the Lessor and shall forthwith be paid as provided in Section 4.1 hereof to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Operative Documents. If (a) the Guarantor shall make payment to the Lessor or any successor, assignee or transferee of the Lessor of all or any part of the Obligations and (b) all the Obligations shall be indefeasibly paid in full in cash, the Lessor or any such successor, assignee or transferee of the Lessor will, at the Guarantor's request and expense, execute and deliver to the Guarantor appropriate documents, without recourse as set forth in Section 30 of the Lease, and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Obligations resulting from such payment by the Guarantor.

     4.7  Survival of Representations, Warranties, etc.  All representations,
          --------------------------------------------
warranties, covenants and agreements made herein and in statements or certificates delivered pursuant hereto shall survive any investigation or inspection made by or on behalf of the Lessor or any Assignee and shall continue in full force and effect until all of the obligations of the Guarantor under this Guarantee shall be fully performed in accordance with the terms hereof, including without limitation the payment and performance in full of all Obligations.

     4.8  Governing Law.  THIS GUARANTEE HAS BEEN EXECUTED AND DELIVERED IN THE
          -------------
STATE OF NEW YORK. THE GUARANTOR AND LESSOR AGREE THAT, TO THE MAXIMUM EXTENT PERMITTED BY THE LAWS OF THE STATE OF NEW YORK, THIS GUARANTEE, AND THE RIGHTS AND DUTIES OF THE GUARANTOR AND LESSOR HEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 51401 AND 51402 OF THE NEW YORK GENERAL OBLIGATIONS
LAW) IN ALL RESPECTS, IN RESPECT OF ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

     4.9  Consent to Jurisdiction.  THE GUARANTOR HEREBY IRREVOCABLY SUBMITS,
          ------------------------
FOR ITSELF AND ITS PROPERTIES, TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND THE SUPREME COURT OF THE STATE OF NEW YORK IN THE COUNTY OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND RELATED TO OR IN CONNECTION WITH THIS GUARANTEE, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTEE OR THE SUBJECT MATTER HEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURT. THIS SUBMISSION TO JURISDICTION IS NONEXCLUSIVE AND DOES NOT PRECLUDE LESSOR OR ANY ASSIGNEE FROM OBTAINING JURISDICTION OVER THE GUARANTOR IN ANY COURT OTHERWISE HAVING JURISDICTION.

     4.10 Waiver of Jury Trial.  TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE
          --------------------
GUARANTOR AGREES NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT. THE GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS GUARANTEE OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK.

     THE GUARANTOR AND LESSOR EXPRESSLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM RELATED TO THIS GUARANTEE. THE GUARANTOR AND LESSOR ACKNOWLEDGE THAT THE PROVISIONS OF SECTIONS 4.8, 4.9 AND 4.10 HAVE BEEN BARGAINED FOR AND THAT THEY HAVE BEEN REPRESENTED BY COUNSEL IN CONNECTION THEREWITH.

     4.11 Severability.  If any term of this Guarantee or any application
          ------------
thereof shall be invalid or unenforceable, the remainder of this Guarantee and any other application of such term shall not be affected thereby. Any term of this Guarantee may be amended, modified, waived, discharged or terminated only by an instrument in writing signed by the Guarantor and Lessor.

     4.12 Counterparts.  This Guarantee may be executed in any number of
          ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     4.13  No Merger.  There shall be no merger of this Guarantee and the Lease
           ---------
by reason of the fact that the same person, firm or entity is, directly or indirectly, the Guarantor and a lessee under the Lease or acquires or holds the leasehold estate created by the Lease or any part of such leasehold estate.

     4.14  No Waiver.  No delay on the part of the Lessor in exercising any
           ---------
power or right hereunder or under any Operative Document shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right hereunder or the failure to exercise same in any instance preclude other or further exercise thereof or the exercise of any other power or right; nor shall the Lessor be liable for exercising or failing to exercise any such power or right; the rights and remedies hereunder expressly specified are cumulative and not exclusive of any rights or remedies which the Lessor may or will otherwise have. The Guarantor hereby agrees and acknowledges that to the extent in any instance claims under this Guarantee consist of claims for the payment of money only, the Lessor, at its sole option, shall have the right to bring a motion or proceeding under New York State Civil Practice Law and Rules Section 3213.

     4.15  Limitations.  In no event shall the Guarantor have any liability to
           -----------
the Lessor hereunder for any lost or prospective profits or any other special, punitive, exemplary, consequential, incidental or indirect losses or damages (in tort, contract or otherwise). The parties further agree that no claim for direct damages by a party hereunder shall include any amounts for which such party has been reimbursed or is entitled to be reimbursed under any insurance actually obtained under the Lease or acquired in connection therewith.

     IN WITNESS WHEREOF, the undersigned have caused this Guarantee to be executed and delivered as of the day and year first above written.


                              CITADEL HOLDING CORPORATION
                              as Guarantor

                              By: /s/ Andrzej Matyczynski
                                  ------------------------------------
                                 Name: Andrzej Matyczynski
                                 Title:   Chief Financial Officer


Acknowledged and Agreed:

SUTTON HILL CAPITAL, L.L.C.

By: /s/ James Cotter
    ----------------
Name: James Cotter
Title: Operating Manager

                                   EXHIBIT A

                                 DEFINED TERMS

     "Affiliate" of any Person means any other Person controlling, controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have the meanings correlative to the foregoing. Notwithstanding the foregoing: (a) the Lessor and its Affiliates (the "Lessor's Affiliates") shall not include the Guarantor and its Subsidiaries; and (b) the Guarantor and its Subsidiaries (including the Lessee), on the one hand, and the Lessor and the Lessor's Affiliates, on the other hand, shall not be considered Affiliates of each other.

     "Covenant Obligations" means all obligations, covenants, and undertakings of the Lessee contained in the Operative Documents, other than Payment Obligations.

     "Indemnification Obligations" means any amount or amounts due to any Indemnified Person from the Lessee pursuant to Section 11 of the Lease.

     "Insolvency or Liquidation Proceeding" means:

          (a) The entry of a decree or order for relief in respect of the Lessee by a court having jurisdiction in the premises, or the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Lessee or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law; or the commencement against the Lessee of an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law; or

          (b) The commencement by the Lessee of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or state bankruptcy, insolvency or other similar law, or the consent by it to the entry of an order for relief in an involuntary case under any such law or the consent by it to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Lessee or of any substantial part of its property, or the making by it of a general assignment for the benefit of creditors, or the taking of any action in furtherance of any of the foregoing.

     "Law" shall mean any law (including, without limitation, any environmental
Law), treaty, statute, rule, regulation, ordinance, order, directive, code, interpretation, judgment, decree, injunction, writ, determination, award, permit, license, authorization, direction, requirement or decision of or agreement with or by any governmental or governmental department, commission, board, court, authority, agency, official or officer having jurisdiction of the matter in question.

     "Lease" means the Lease Agreement dated as of July 28, 2000 between Sutton Hill Capital, L.L.C., as Lessor, and Citadel Cinemas, Inc., as Lessee.

                         "Lessee" means Citadel Cinemas, Inc. in its capacity as
Lessee under the Lease, and its successors and assigns and including without limitation the party holding the interest of the lessee under the Lease from time to time.

     "Obligations" means Payment Obligations and Covenant Obligations, individually and collectively.

     "Operative Documents" means the Lease and each agreement, certificate or instrument delivered by the Lessee pursuant to the terms of the Lease.

     "Payment Obligations" means (a) all amounts of Basic Rent and Additional Rent stated in the Lease to be payable by the Lessee and (b) all amounts of Indemnification Obligations.

     "Person" means an individual, partnership, corporation (including a business trust), joint stock company, trust, limited liability company, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

     "Subsidiary" of any Person means any corporation, partnership, limited liability company, joint venture, trust or estate of which (or in which) more than 50% of:

                         (a) the outstanding capital stock having voting power
                    to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency);

                         (b) the interest in the capital or profits of such
                    partnership or joint venture; or

                         (c) the beneficial interest of such trust or estate

is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.